EXECUTION VERSION
THIRD AMENDMENT TO FOURTH LENDER FORBEARANCE AGREEMENT AND CONSENT

This Third Amendment to Fourth Lender Forbearance Agreement and Consent (this “Amendment”) is entered into as of July 12, 2021, by and among GTT Communications, Inc., a Delaware corporation (the “U.S. Borrower”), GTT Communications B.V., a company organized under the laws of the Netherlands (the “EMEA Borrower” and, together with the U.S. Borrower, the “Borrowers”), the guarantors party hereto, each of the undersigned Secured Creditors (which constitute the Required Revolving Lenders, the Required Lenders and the Existing Secured Hedge Providers (as defined below)) (collectively, the “Consenting Lenders”) and KeyBank National Association, as Administrative Agent under the Credit Agreement (together with the Borrowers and the Consenting Lenders, the “Parties”).
RECITALS
A.    The U.S. Borrower, the EMEA Borrower, the lenders party thereto, KeyBank National Association, as administrative agent (in such capacity, the “Administrative Agent”), and certain other financial institutions party thereto, are parties to that certain Credit Agreement, dated as of May 31, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), under which the U.S. Borrower entered into the Revolving Commitments and incurred the U.S. Term Loans and the EMEA Borrower incurred the EMEA Term Loans. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement or the Forbearance Agreement (as defined below), as applicable.
B.    The U.S. Borrower is a party to Secured Hedge Agreements with each of the Secured Hedge Providers party hereto (collectively, the “Existing Secured Hedge Providers”) and the obligations of the U.S. Borrower thereunder constitute U.S. Obligations that are secured by the U.S. Collateral pursuant to the terms of the U.S. Security Documents.
C.    The Borrowers and certain of the Guarantors entered into that certain Fourth Lender Forbearance Agreement and Amendment No. 6, dated as of May 10, 2021 (the “Forbearance Agreement”) with the Administrative Agent, the Forbearing Lenders (as defined therein) and the Existing Secured Hedge Providers.
D.    On May 17, 2021, the Requisite Forbearing Lenders and certain of the Existing Secured Hedge Providers consented to an extension of the date and time “5:00 p.m., New York City time, on May 17, 2021” in clause (2) of the definition of “Termination Event” in Section 2(a) of the Forbearance Agreement to the date and time “5:00 p.m., New York City time, on June 3, 2021”.
E.    The Borrowers and certain of the Guarantors entered into that certain First Amendment to Fourth Lender Forbearance Agreement, dated as of June 2, 2021 with the Administrative Agent and the Consenting Lenders (as defined therein), which extended the date and time “5:00 p.m., New York City time, on June 3, 2021” in clause (2) of the definition of “Termination Event” in Section 2(a) of the Forbearance Agreement to the date and time “5:00 p.m., New York City time, on June 17, 2021”.
F.    On June 16, 2021, the Requisite Forbearing Lenders consented to an extension of the date and time “5:00 p.m., New York City time, on June 17, 2021” in clause (2) of the definition of “Termination Event” in Section 2(a) of the Forbearance Agreement to the date and time “5:00 p.m., New York City time, on June 28, 2021”.

G.    The Borrowers and certain of the Guarantors entered into that certain Second Amendment to Fourth Lender Forbearance Agreement, dated as of June 6, 2021 with the Administrative Agent and the Consenting Lenders (as defined therein), which extended the date and time “5:00 p.m., New York City time, on June 28, 2021” in clause (2) of the definition of “Termination Event” in Section 2(a) of the Forbearance Agreement to the date and time “5:00 p.m., New York City time, on July 6, 2021”.
H.    On July 6, 2021, the Requisite Forbearing Lenders consented to an extension of the date and time “5:00 p.m., New York City time, on July 6, 2021” in clause (2) of the definition of “Termination Event” in Section 2(a) of the Forbearance Agreement to the date and time “5:00 p.m., New York City time, on July 12, 2021”.
I.    Subject to the terms and conditions set forth in the Forbearance Agreement, the Forbearing Lenders have agreed to forbear, solely during the Lender Forbearance Period, from exercising their default-related rights and remedies against the Credit Parties with respect to the Lender Specified Defaults.
J.    The Borrowers and the Consenting Lenders (which constitute the Requisite Forbearing Lenders) desire to amend the Forbearance Agreement as set forth in this Amendment and to consent to the Barclays Cash Collateralization (as defined below).
        NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
SECTION 1.    Amendments to Forbearance Agreement.
The Forbearance Agreement is hereby amended by replacing the date “July 12, 2021” appearing in clause (2) of the definition of Termination Event in Section 2(a) of the Forbearance Agreement in its entirety with “July 20, 2021”.
SECTION 2.    Effectiveness.
The Forbearance Agreement is and shall remain in full force and effect as of the date hereof except as modified by this Amendment. This Amendment will be effective as of the date when the following conditions have been satisfied (such date, the “Amendment Effective Date”):
(a)    Amendment. Each of the Parties shall have executed and delivered counterpart signature pages of this Amendment to counsel to each of the other Parties (which signature pages may be delivered by counsel and in electronic form).
(b)    No Default or Event of Default. As of the date of this Amendment, no Default or Event of Default shall have occurred and be continuing, other than the Lender Specified Defaults that have occurred and are continuing as of the date hereof.
(c)    Noteholder Forbearance Agreement. The Consenting Noteholders (as defined in the Noteholder Forbearance Agreement) shall have provided written consent (which may be evidenced by email from counsel) to the extension of the date “July 12, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the Noteholder Forbearance Agreement to “July 20, 2021”

(d)    Priming Facility Credit Agreement. The Required Lenders (as defined in the Priming Facility Credit Agreement) shall have entered into the Fifth Amendment to Priming Facility Credit Agreement, which, among other things, shall have extended the date “July 12, 2021” in each of Section 6.01(a) and (b) of the Priming Facility Credit Agreement to “July 20, 2021”.
(e)    Fees and Expenses. To the extent invoiced at least two (2) Business Days prior to the date of this Agreement, the Credit Parties shall have paid the reasonable and documented fees, charges and disbursements of (i) Jones Day, counsel to the Administrative Agent, and one local counsel to the Administrative Agent in each relevant jurisdiction, (ii) Milbank LLP, counsel to certain Term Lenders, (iii) Houlihan Lokey Capital, Inc., financial advisor to certain Term Lenders and (iv) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to certain Term Lenders, in each case, incurred in connection with this Agreement or in connection with any other Loan Documents entered into prior to the Forbearance Effective Date.
SECTION 3.    Consent.
The undersigned Consenting Lenders that constitute the Required Lenders hereby direct the Administrative Agent, pursuant to and in accordance with Section 11.12 of the Credit Agreement, to release (and the Administrative Agent (and any sub-agent thereof) hereby releases) all Liens granted in favor of the Administrative Agent (or any such sub-agent thereof) in each deposit account at Barclays Bank PLC (and all assets on deposit therein) that is (a) in the name of Interoute Communications Ltd. (“ICL”) and (b) contains solely cash and/or cash equivalents securing any Letters of Credit issued by Barclays Bank PLC (or any Affiliate thereof) in an amount not to exceed 103% of the face amounts listed in respect thereof on Schedule 25 to the Existing Infrastructure Sale Agreement as in effect on the date hereof or letters of credit issued by Barclays Bank PLC (or any Affiliate thereof) that replace any Letters of Credit in an amount not to exceed 103% of the face amount of the applicable Letters of Credit (the “Cash Collateral Limit” and, all such Letters of Credit and such replacement letters of credit, the “Specified Letters of Credit”, and all such deposit accounts (including such cash and/or cash equivalents contained therein), the “Specified Deposit Accounts”); provided, however, that any deposit account that ceases to meet the criteria to constitute a Specified Deposit Account shall automatically cease to constitute a Specified Deposit Account without any further action by any party in which case all Liens which had been granted in favor of the Administrative Agent (or any such sub-agent thereof) in each such deposit account shall be reinstated and the Credit Parties shall take such further steps as are reasonably necessary to grant and perfect such Liens in such deposit accounts. The undersigned Consenting Lenders (which constitute the Requisite Forbearing Lenders) hereby consent, pursuant to and in accordance with Section 11.12 of the Credit Agreement and Section 11 of the Forbearance Agreement, to the incurrence by ICL of reimbursement obligations and/or similar liabilities in respect of the Specified Letters of Credit in an amount not to exceed the Cash Collateral Limit and of Liens on the Specified Deposit Accounts in favor of Barclays Bank PLC that secure such reimbursement obligations and/or similar liabilities. For the avoidance of doubt, in no event shall any action described in the immediately preceding two sentences (such actions, the “Barclays Cash Collateralization”) constitute a Default or Event of Default under the Credit Agreement or a Forbearance Default under the Forbearance Agreement. As used in this Section 3, the term “Letters of Credit” has the meaning set forth in the Existing Infrastructure Sale Agreement as in effect on the date hereof.
SECTION 4.    General Release.
(a)    As of the date of this Amendment, each Credit Party that is a party hereto and the U.S. Borrower, on behalf of each other Credit Party and each of their respective Subsidiaries

(collectively, the “Releasors”), to the fullest extent permitted by law, hereby releases, and forever discharges the Administrative Agent, each Lender and each of its or their respective trustees, officers, directors, participants, beneficiaries, agents, attorneys, affiliates and employees, and the successors and assigns of the foregoing (collectively, the “Released Parties”), from any and all claims, actions, causes of action, suits, defenses, set-offs against the Obligations, and liabilities of any kind or character whatsoever, known or unknown, contingent or matured, suspected or unsuspected, anticipated or unanticipated, liquidated or unliquidated, claimed or unclaimed, in contract or in tort, at law or in equity, or otherwise, including, without limitation, claims or defenses relating to allegations of usury, which relate, in whole or in part, directly or indirectly, to the Loans, the Loan Documents, the Obligations, the Collateral or this Amendment, in each case, which existed, arose or occurred at any time prior to the date of this Amendment, including, without limitation, the negotiation, execution, performance or enforcement of the Loan Documents and this Amendment, any claims, causes of action or defenses based on the negligence of any of the Released Parties or on any “lender liability” theories of, among others, unfair dealing, control, misrepresentation, omissions, misconduct, overreaching, unconscionability, disparate bargaining position, reliance, equitable subordination, or otherwise, and any claim based upon illegality or usury (collectively, the “Released Claims”). No Releasor shall intentionally, willfully or knowingly commence, join in, prosecute, or participate in any suit or other proceeding in a position which is adverse to any of the Released Parties, arising directly or indirectly from any of the Released Claims. The Released Claims include, but are not limited to, any and all unknown, unanticipated, unsuspected or misunderstood claims and defenses which existed, arose or occurred at any time prior to the date of this Amendment, all of which are released by the provisions hereof in favor of the Released Parties.
(b)    Each Releasor acknowledges and agrees that it has no defenses, counterclaims, offsets, cross-complaints, causes of action, rights, claims or demands of any kind or nature whatsoever, including, without limitation, any usury or lender liability claims or defenses, arising out of the Loan Documents or this Amendment, that can be asserted either to reduce or eliminate all or any part of any of the Releasors’ liability to the Administrative Agent and the Lenders under the Loan Documents, or to seek affirmative relief or damages of any kind or nature from the Administrative Agent or the Lenders, for or in connection with the Loans or any of the Loan Documents. Each Releasor further acknowledges that, to the extent that any such claim does in fact exist, it is being fully, finally and irrevocably released by them as provided in this Amendment.
(c)    Each Releasor hereby waives the provisions of any applicable laws restricting the release of claims which the releasing parties do not know or suspect to exist as of the date of this Amendment, which, if known, would have materially affected the decision to agree to these releases. Accordingly, each Releasor hereby agrees, represents and warrants to the Administrative Agent and each Lender that it understands and acknowledges that factual matters now unknown may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and each Releasor further agrees, represents and warrants that the releases provided herein have been negotiated and agreed upon, and in light of, that realization and that each Releasor nevertheless hereby intends to release, discharge and acquit the parties set forth hereinabove from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are in any manner set forth in or related to the Released Claims and all dealings in connection therewith.
(d)    In making the releases set forth in this Amendment, each Releasor acknowledges that it has not relied upon any representation of any kind made by any Released Party.

(e)    It is understood and agreed by the Releasors and the Released Parties that the acceptance of delivery of the releases set forth in this Amendment shall not be deemed or construed as an admission of liability by any of the Released Parties and the Administrative Agent, on behalf of itself and the other Released Parties, hereby expressly denies liability of any nature whatsoever arising from or related to the subject of such releases.
SECTION 5.    Reaffirmation and Acknowledgement.
(a)    Each U.S. Credit Party, by its signature below, hereby (i) consents to the terms hereof and hereby acknowledges and agrees that any Loan Document, including the Forbearance Agreement, to which it is a party or otherwise bound shall continue in full force and effect (including, without limitation, the pledge and security interest in any Collateral granted by it pursuant to the Loan Documents), (ii) acknowledges and agrees that the Obligations under the Loan Documents, including the Forbearance Agreement, are in all respects continuing, (iii) reaffirms all of its obligations under each of the Loan Documents, including the Forbearance Agreement, to which it is a party, and (iv) reaffirms its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets constituting Collateral to secure the Obligations and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations.
(b)    The EMEA Borrower, by its signature below, hereby (i) consents to the terms hereof and hereby acknowledges and agrees that any Loan Document, including the Forbearance Agreement, to which it is a party or otherwise bound shall continue in full force and effect (including, without limitation, the pledge and security interest in any Collateral granted by it pursuant to the Loan Documents), (ii) acknowledges and agrees that the Non-U.S. EMEA Credit Party Obligations under the Loan Documents, including the Forbearance Agreement, are in all respects continuing, (iii) reaffirms all of its obligations under each of the Loan Documents, including the Forbearance Agreement, to which it is a party, and (iv) reaffirms pledge of and/or grant of a security interest in its assets constituting Collateral under the Non-U.S. Security Agreements to secure the Non-U.S. EMEA Credit Party Obligations and acknowledges and agrees that such pledge and/or grant continue in full force and effect in respect of, and to secure, the Non-U.S. EMEA Credit Party Obligations.
SECTION 6.    Representations and Warranties of the Borrowers. To induce the Consenting Lenders to execute and deliver this Amendment, each of the Borrowers represents and warrants that:
(a)    the execution, delivery and performance by such Borrower of this Amendment and all documents and instruments delivered in connection herewith have been duly authorized by such Borrower, this Amendment has been duly executed and delivered by such Borrower, and this Amendment and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Borrower enforceable against it in accordance with their terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
(b) neither the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of such Borrower’s organizational documents or (ii) any applicable laws.

SECTION 7.    Amendments. This Amendment may be modified, amended or supplemented only by an instrument in writing signed by the Borrowers and the Requisite Forbearing Lenders. Any provision in this Amendment may be waived by an instrument in writing signed by the Party against whom such waiver is to be effective, and any date or deadline set forth herein may be extended by written consent of the Requisite Forbearing Lenders (which may be evidenced by email from counsel); provided that the extension of the Lender Forbearance Period with respect to any of the Existing Secured Hedge Providers shall require the written consent of such Existing Secured Hedge Provider (which may be evidenced by email from Jones Day, counsel to the Existing Secured Hedge Providers) to the extent set forth in clause (2) of the definition of “Termination Event” in the Forbearance Agreement.
SECTION 8.    GOVERNING LAW; CONSENT TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTION 11.08 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
SECTION 9.    Construction. This Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the Parties. Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the Parties represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The Parties acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”
SECTION 10.    Counterparts. This Amendment may be executed in counterparts (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11.     Severability. If any provision of this Amendment or the Credit Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the Credit Agreement shall not be affected or impaired thereby and (b) the Parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 12.    Time of Essence. Time is of the essence in the performance of the obligations of the Parties hereunder and with respect to all conditions to be satisfied by such Parties.
SECTION 13.    Further Assurances. Each of the Borrowers agrees to take all further actions and execute all further documents as the Required Lenders or Required Revolving Lenders may from time to time reasonably request to carry out the transactions contemplated by this Amendment and all other agreements executed and delivered in connection herewith.
SECTION 14.    Section Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
SECTION 15.    Notices. Except as set forth herein, all notices, requests, and demands to or upon the respective Parties shall be given in accordance with the Credit Agreement or in such other manner and to such persons as agreed upon by the Parties.
SECTION 16.    Assignments. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Forbearing Lenders and their respective successors and assigns.
SECTION 17.    Relationship of Parties; No Third Party Beneficiaries. Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship between the Borrowers and the Forbearing Lenders. This Amendment is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the Parties. No person other than a Party hereto is intended to be a beneficiary hereof and no person other than a Party hereto shall be authorized to rely upon or enforce the contents of this Amendment.
SECTION 18.    Final Agreement. THIS AMENDMENT, THE FORBEARANCE AGREEMENT, THE CREDIT AGREEMENT AND ANY APPLICABLE SECURED HEDGE AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES (AS APPLICABLE) AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Amendment has been executed by the Parties hereto as of the date first written above.

GTT COMMUNICATIONS, INC.
By: /s/ Donna Granato
Name:    Donna Granato
Title:     Interim Chief Financial Officer
GTT COMMUNICATIONS B.V.
By: /s/ Donna Granato
Name:    Donna Granato
Title:     Director
GTT AMERICAS, LLC
GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC
ELECTRA LTD.
CORE180, LLC
COMMUNICATION DECISIONS – SNVC, LLC
GC PIVOTAL, LLC

By: /s/ Donna Granato
Name:    Donna Granato
Title: Vice President, Treasurer, Secretary and Chief Financial Officer

GTT REMAINCO, LLC
GTT APOLLO, LLC
GTT APOLLO HOLDINGS, LLC
INTEROUTE US LLC

By: /s/ Donna Granato
Name:    Donna Granato
Title: Vice President, Treasurer and Chief Financial Officer
GTT – Third Amendment to Fourth Lender Forbearance Agreement and Consent

    KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:    /s/ Eric W. Domin                            Name: Eric W. Domin
        Title: Vice President

GTT – Third Amendment to Fourth Lender Forbearance Agreement and Consent